SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 4, 2001


                               OmniSky Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            000-31471                                    77-0516363
------------------------------------        ------------------------------------
    (Commission File Number)                (IRS Employer Identification Number)



                      One Market, Steuart Tower, Suite 600
                         San Francisco, California 94105
             ------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (415) 764-2200
             ------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




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

ITEM 1.

         NOT APPLICABLE

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On June 4, 2001, OmniSky Corporation, a Delaware corporation ("OmniSky"), completed the acquisition of all outstanding membership interests of OmniSky International, LLC (the "LLC") held by Omni Holdings, Inc. ("Holdings"), a Delaware corporation and a wholly owned subsidiary of The News Corporation Limited, a South Australia corporation ("News"). As a result, the LLC has become a wholly-owned subsidiary of OmniSky.

         In exchange for the membership interests of the LLC transferred by Holdings to OmniSky, OmniSky issued 6,578,947 shares of OmniSky common stock (the "Common Stock") to Holdings. In addition, OmniSky issued to Holdings a warrant to purchase 929,944 shares of OmniSky's common stock (the "Warrant Stock"). The warrant has an exercise price of $3.226 per share. The warrant is immediately exercisable and will expire, to the extent not exercised, on June 4, 2006. News also may request that OmniSky register the Common Stock and the Warrant Stock or include the Common Stock and the Warrant Stock on certain registration statements filed by OmniSky, subject to the satisfaction of certain conditions set forth in a Registration Rights Agreement filed as Exhibit 99.3 hereto and incorporated by reference herein.

         Prior to the transaction described above, News owned beneficially approximately 9.7% of OmniSky's common stock as of May 16, 2001. As a result of the exchange described above and assuming full exercise of the warrant, News indirectly holds 18.6% of OmniSky's outstanding common stock based on the number of outstanding shares of OmniSky's common stock as of May 16, 2001. In addition, an employee of News, Lachlan Murdoch, is a member of the board of directors of OmniSky.


ITEM 3.

         NOT APPLICABLE

ITEM 4.

         NOT APPLICABLE

ITEM 5.

         NOT APPLICABLE

ITEM 6.

         NOT APPLICABLE

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

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  NOT APPLICABLE
          (b)  NOT APPLICABLE
          (c)  EXHIBITS

          EXHIBIT NUMBER

          99.1 Exchange Agreement, dated June 4, 2001, between OmniSky and Holdings.

          99.2 Warrant, issued June 4, 2001 by OmniSky to Holdings.

          99.3 Registration Rights Agreement, dated June 4, 2001, between OmniSky and Holdings.


ITEM 8.

         NOT APPLICABLE

ITEM 9.

         NOT APPLICABLE


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 7, 2001                 OMNISKY CORPORATION


                                   By: /s/ Patrick S. McVeigh
                                       -----------------------------------------

                                   Name: Patrick S. McVeigh
                                         ---------------------------------------

                                   Title: Chief Executive Officer
                                          --------------------------------------














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